  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 2000.

                     SECURITIES ACT FILE NO. 333-
                                                 --------


================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              -------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]
                       PRE-EFFECTIVE AMENDMENT NO. [  ]
                       POST-EFFECTIVE AMENDMENT NO. [  ]

                   SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   388 GREENWICH STREET, NEW YORK, NY 10013
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (800) 451-2010
                 (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                               HEATH B. MCLENDON
                         SSB CITI FUND MANAGEMENT LLC
                             388 GREENWICH STREET
                              NEW YORK, NY 10013
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH COPIES TO:

     BURTON M. LEIBERT, ESQ.                      CHRISTINA T. SYDOR, ESQ.
    WILLKIE FARR & GALLAGHER                    SSB CITI FUND MANAGEMENT LLC
       787 SEVENTH AVENUE                            388 GREENWICH STREET
     NEW YORK, NY 10019-6099                         NEW YORK, NY 10013


         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective on October 18, 2000 (30 days after filing) pursuant to Rule 488 under the Securities Act of 1933, as amended.

                     TITLE OF SECURITIES BEING REGISTERED:
          Shares of Common Stock ($.001 par value) of the Registrant

                              -------------------

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f).


================================================================================

                                    PART A

            INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                        SMITH BARNEY SECTOR SERIES INC.
                       Smith Barney Natural Resources Fund

                             388 Greenwich Street
                           New York, New York 10013

                                                                October __, 2000

Dear Shareholders:

         You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of Smith Barney Natural Resources Fund (the "Fund"), a series of Smith Barney Sector Series Inc. ("Sector Series"), would be transferred in a tax-free reorganization to Smith Barney Fundamental Value Fund Inc. (the "Acquiring Fund"), in exchange for shares of the corresponding class of common stock of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of the Acquiring Fund, which has a similar investment objective and policies to your Fund, except as described in the Prospectus/Proxy Statement.

         AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you prefer, you can fax the proxy card (both sides) to (888) 796-9932; or vote by telephone by calling (800) 597-7836 using the 14-digit control number located on your proxy card or vote through the internet by going to www.[website].com using the 14-digit control number on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax, telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

Respectfully,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman of the Board, President and Chief Executive Officer
Smith Barney Sector Series Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        SMITH BARNEY SECTOR SERIES INC.
                      Smith Barney Natural Resources Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Sector Series Inc. ("Sector Series"), on behalf of its series, Smith Barney Natural Resources Fund (the "Fund"), will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048, on November 22, 2000, at [ ] a.m./p.m., Eastern time, for the following purposes:

                  PROPOSAL 1:    To approve an Agreement and Plan of
                                 Reorganization for the Fund;

                  PROPOSAL 2:    To transact such other business as may properly
                                 come before the meeting or any adjournment(s) thereof.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on October 13, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

         If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                 By Order of the Board of Directors

                                 /s/      Christina T. Sydor
                                          Christina T. Sydor
                                          Secretary
October __, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS
                               -----------------


                                                                                                               Page
                                                                                                               ----
GENERAL...........................................................................................................1
PROPOSAL:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.......................................................4
SYNOPSIS..........................................................................................................4
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND...........................................................7
INVESTMENT OBJECTIVE AND POLICIES OF THE FUND.....................................................................9
INVESTMENT MANAGEMENT FEES AND EXPENSES..........................................................................11
DISTRIBUTION OF SHARES AND OTHER SERVICES........................................................................17
PURCHASE, REDEMPTION AND EXCHANGE INFORMATION....................................................................18
DIVIDENDS AND OTHER DISTRIBUTIONS................................................................................18
TAX CONSEQUENCES.................................................................................................18
PRINCIPAL INVESTMENTS AND RISK FACTORS...........................................................................19
THE PROPOSED TRANSACTION.........................................................................................24
REASONS FOR THE PROPOSED TRANSACTION.............................................................................25
DESCRIPTION OF THE SECURITIES TO BE ISSUED.......................................................................26
FEDERAL INCOME TAX CONSEQUENCES..................................................................................28
LIQUIDATION AND TERMINATION OF SERIES............................................................................28
PORTFOLIO SECURITIES.............................................................................................28
PORTFOLIO TURNOVER...............................................................................................29
CAPITALIZATION AND PERFORMANCE...................................................................................29
ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................31
INTERESTS OF CERTAIN PERSONS.....................................................................................31
ADDITIONAL INFORMATION...........................................................................................32

                             ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October __, 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

         1. The Statement of Additional Information for the Acquiring Fund, dated January 28, 2000.

         2. The Statement of Additional Information for the Fund, dated February 14, 2000.

         3. Annual Report of the Acquiring Fund for the year ended September 30, 1999 and the Semi-Annual Report of the Acquiring Fund for the six-month period ended March 31, 2000.

         4. Annual Report of the Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Fund for the six-month period ended April 30, 2000.

Merger Q&A
Natural Resources Fund into Smith Barney Fundamental Value Fund Inc. October __, 2000

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed combined Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of the Smith Barney Fundamental Value Fund Inc. on or about December 1, 2000 ("Closing Date") and will no longer be a shareholder of the Smith Barney Natural Resources Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of the Smith Barney Fundamental Value Fund Inc. with a total net asset value equal to the total net asset value of your investment in the Smith Barney Natural Resources Fund at the time of the transaction.

If the reorganization is approved and you do not wish to become a shareholder of the Smith Barney Fundamental Value Fund Inc., you may redeem your shares prior to the Closing Date. Please note that any redemption will be subject to all applicable sales charges and redemption fees and will result in a taxable event for federal income tax purposes.

What is the key reason for this fund reorganization?

The portfolio manager has managed the Smith Barney Natural Resources Fund with a broader focus than traditional sector funds, which is reflected in the similarities of the current holdings of both Funds. The Smith Barney Natural Resources Fund has not been successful in attracting investors and its relatively small size hampers the management of its portfolio securities and also results in a higher expense ratio than would be the case for a larger fund. The proposed reorganization will create one single larger sized fund and provide shareholders of the Smith Barney Natural Resources Fund with a fund that has lower annual expenses and a broader investment mandate.

Do the funds have similar investment objectives?

Yes. The Smith Barney Natural Resources Fund seeks long-term capital appreciation, while the Smith Barney Fundamental Value Fund Inc. seeks long-term capital growth, with current income as a secondary consideration. John G. Goode, the portfolio manager of your Fund, has also been the portfolio manager of the Smith Barney Fundamental Value Fund Inc. since November 1995. There are differences in the investment practices and limitations of each Fund (and related risks. For additional information regarding the differences between the two Funds, please refer to the enclosed proxy statement.

Do both Funds have the same dividend and other distribution payment schedules?

Yes. Each Fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December.

What are the tax consequences of this proposed reorganization?

Subject to shareholder approval, the proposed reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

However, if the proposed reorganization is approved by the Smith Barney Natural Resources Fund's shareholders, then as soon as practicable before the Closing Date, the Smith Barney Natural Resources Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2000 net investment income and undistributed realized net capital gains. We ask that you consult your tax advisor or other tax professional for assistance.

Will I enjoy the same privileges as a shareholder of the Smith Barney Fundamental Value Fund Inc. that I currently have as a shareholder of the Smith Barney Natural Resources Fund?

Yes. You will continue to enjoy substantially the same shareholder privileges such as systematic investment, automatic cash withdrawal and dividend reinvestment as well as access to professional service representatives.

How does the Board of Directors recommend I vote?

The Directors recommend that you vote FOR the reorganization. Although no guarantees can be given, the Directors believe the reorganization is in the best interest of the Smith Barney Natural Resources Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their fund investments. No matter how many shares you own, your vote --- and its timeliness--are also important. Please complete and sign the enclosed proxy card today!

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                          PROSPECTUS/PROXY STATEMENT

                             388 Greenwich Street
                           New York, New York 10013
                                (800) 451-2010


                                OCTOBER __, 2000

                         RELATING TO THE ACQUISITION BY
                   SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
                            (THE "ACQUIRING FUND")

                               OF THE ASSETS OF
               SMITH BARNEY NATURAL RESOURCES FUND (THE "FUND"),
        A SERIES OF SMITH BARNEY SECTOR SERIES INC. ("SECTOR SERIES").

                                    GENERAL

         This Prospectus/Proxy Statement is furnished to shareholders of the Fund in connection with a proposed reorganization in which all of the assets of the Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund (collectively, the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund, and the Fund would be terminated as a series of Sector Series. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated

                            -----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

January 28, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund's annual report to shareholders for the year ended September 30, 1999, and the semi-annual report to shareholders for the six months ended March 31, 2000, each of which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated February 14, 2000, the annual report to shareholders for the year ended October 31, 1999, and the semi-annual report to shareholders for the six months ended April 30, 2000, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Fund and the Acquiring Fund dated October __, 2000 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Fund has been provided by, and is included herein in reliance upon, Sector Series on behalf of the Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

         The Acquiring Fund is a diversified open-end management investment company organized as a Maryland corporation. The Fund is a diversified series of Sector Series, an open-end management investment company organized as a Maryland corporation. The principal investment objective of the Acquiring Fund is long-term capital growth, with current income as a secondary consideration. The Acquiring Fund seeks to achieve its primary objective by investing in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SSB Citi Fund Management LLC ("SSB Citi") believes are undervalued in the market place. The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in equity and debt securities of U.S. and foreign companies in natural resources industries. Natural resources include gold and other precious metals, base metals, minerals, water, timberland and forest products, agricultural commodities, oil, gas, coal and other energy resources. Both Funds benefit from advisory services rendered by SSB Citi and have the same portfolio manager, John
G. Goode.

                            -----------------------

         In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by either the Fund or the Acquiring Fund (each, a "Fund," and collectively, the "Funds"), although all actions are actually taken by Sector Series, on behalf of the Fund, or by the Acquiring Fund, respectively.

         This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October __, 2000 or as soon as practicable thereafter. Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Sector Series at the address shown at the beginning of this Prospectus/Proxy Statement) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of shares of the Fund holding a majority of the votes of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         The Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

         Holders of record of the shares of the Fund at the close of business on October 13, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of October 13, 2000, there were [INSERT] shares of the Fund outstanding.

         To the best of the Acquiring Fund's knowledge, as of October 13, 2000, [no person owned beneficially more than 5% of any class of the Acquiring Fund' outstanding shares]. To the best of Sector Series' knowledge, as of October 13, 2000, [no person owned beneficially more than 5% of any class of the Fund' outstanding shares].

         [As of October 13, 2000, less than 1% of the outstanding shares of the Fund and the Acquiring Fund were owned directly or beneficially by the Directors of Sector Series and the Acquiring Fund, respectively.]

         Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each of the Fund and the Acquiring Fund and a copy of any more recent semi-annual report, without charge, by calling 800-451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Prospectus/Proxy Statement.

          PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

         The Board of Directors of each of Sector Series and the Acquiring Fund, including all of the Directors who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors" or "Non-Interested Board Members"), approved on September 12, 2000 and September 7, 2000, respectively, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and assumption of the Fund's stated liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the Fund's outstanding shares; and (c) the liquidation and termination of the Fund as a series of Sector Series (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on December 1, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

         The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Fund should read this entire Prospectus/Proxy Statement carefully.

         Introduction. Like your Fund, the Acquiring Fund is managed and administered by SSB Citi, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The investment objective of the Acquiring Fund is long-term capital growth (with current income as a secondary consideration) and the investment objective of the Fund is long-term capital appreciation. John G. Goode is the portfolio manager of your Fund as well as the Acquiring Fund. The distributor, transfer agent and sub-transfer agents of each of the Fund and the Acquiring Fund are identical. The Fund has retained KPMG LLP as its independent auditors, while the Acquiring Fund has retained Deloitte & Touche LLP as its independent auditors. The Acquiring Fund's custodian is PNC Bank, National Association, while the Fund's custodian is The Chase Manhattan Bank, N.A.

         If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed in an effort to provide shareholders with exposure to a broader investment mandate than currently available to the Fund, while also providing shareholders of the Fund the benefit of a lower expense ratio. The Fund has not been successful in attracting investors and its relatively small size hampers the management of its portfolio securities and also results in a higher expense ratio than would be the case for a larger fund. Although past performance is not necessarily indicative of future returns, the Acquiring Fund has also outperformed the Fund in the 5 and 10 year and since inception periods. After the Reorganization, shareholders of the Fund will continue to enjoy many of the same shareholder privileges, such as systematic investment, automatic cash withdrawal and automatic dividend reinvestment, and access to professional service representatives as shareholders of the Acquiring Fund. Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

         Proposed Transaction. The aggregate net asset value of each class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and liabilities of the corresponding class of the Fund will be equal to the net asset value of that class of the Fund as of the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

         For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Directors of Sector Series, including the Non-Interested Directors, on behalf of the Fund, has concluded the following:

         - the Reorganization is in the best interests of the Fund and its shareholders; and

         - the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

         Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Directors; such other action may include resubmitting the Plan for shareholder approval and termination and liquidation of the Fund.

         Comparison of Investment Objectives and Policies. The principal investment objective of the Acquiring Fund is long-term capital growth, with current income as a secondary consideration. The Acquiring Fund seeks to achieve its primary objective by investing in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SSB Citi believes are undervalued in the market place. The Acquiring Fund may also invest in securities, such as preferred stocks and convertible securities, that provide dividend or interest income. The Acquiring Fund may invest up to 25% of its assets in foreign securities (including, among other things, American Depository Receipts).

         The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily (at least 65% of its assets) in equity and debt securities of issuers in natural resources industries. Natural resources include gold and other precious metals, base metals, minerals, water, timberland and forest products, agricultural commodities, oil, gas, coal and other energy resources. The Fund may invest up to 35% of its assets in securities of U.S. and foreign issuers not engaged in natural resources industries, as well as in gold bullion and gold coins.

         Each Fund may purchase short-term investments, money market instruments and repurchase agreements and may lend portfolio securities. Each Fund also may invest in small, medium and large capitalization companies. Under normal circumstances, the Fund may hold up to 20% of its assets in cash and in short-term investments, but it may hold such instruments without limitation when SSB Citi determines that it is appropriate to maintain a temporary defensive position. Each Fund may also invest in warrants, restricted securities and may engage in short sales against the box and borrowing. With respect to short sales against the box, the Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with its custodian; not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

         Each Fund may borrow for temporary or emergency (not leveraging) purposes, including for the meeting of redemption requests, in an amount up to 10% of its total assets. The Fund may also pledge its assets in connection with such borrowings. Whenever these borrowings exceed 5% of the Fund's total assets, however, the Fund will not make any additional investments.

         Both Funds may invest in medium- or low-rated securities and unrated securities of comparable quality (sometimes referred to as "junk bonds"). Whereas each Fund may use derivative contracts, such as futures and options on securities indices or currencies, options on these futures, forward currency contracts and interest rate or currency swaps for hedging purposes or as a substitute for buying or selling securities, the Acquiring Fund may also use these instruments, in some limited cases, to enhance return. The Fund may utilize up to 10% of its assets to purchase put options on securities owned by the Fund and up to an additional 10% of its assets to purchase call options on securities the Fund may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. The Fund may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges. The Fund may also purchase put and call options on gold, purchase gold futures contracts and write covered call options on gold.

         For hedging purposes, the Acquiring Fund may write covered call options, purchase put and call options on currencies and debt securities and use interest rate futures contracts and options thereon. The Acquiring Fund may write call options on securities and currencies only if they are covered and such options must remain covered so long as the Acquiring Fund is obligated as a writer. The Acquiring Fund may write covered call options on securities for hedging purposes and to enhance return. The Acquiring Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges and may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

         Each Fund has substantially similar fundamental investment restrictions with respect to its diversified status; issuing senior securities; industry concentration (except natural resources investments with respect to the Fund); underwriting securities; borrowing money; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts (except that the Fund may also invest in gold bullion and coins or receipts for gold); and making loans. Investment restrictions of each Fund which are fundamental policies may not be changed without the approval of the applicable Fund's shareholders.

         With respect to non-fundamental policies (those which may be changed by a Fund's Board of Directors without shareholder approval), both Funds (i) may not invest more than 5% of their assets in issuers which have been in continuous operations for less than three years; (ii) may invest up to 15% of their net assets in illiquid securities; and (iii) may not invest in any issuer for the purpose of exercising control or management. The Acquiring Fund (i) may not invest in other open-end investment companies; (ii) purchase or sell real estate limited partnership interests; and (iii) purchase or retain the securities of any issuer if it has knowledge that any officer or director of the Acquiring Fund or SSB Citi owns beneficially more than 1/2 of 1% of the outstanding securities of the issuer and the persons so owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities. While the Acquiring Fund may only invest up to 2% of its net assets in warrants, the Fund may invest up to 5% of its net assets in warrants. The foregoing limitations do not include warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase.

         Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

            INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

         Principal Investment Strategies. As stated above, the Acquiring Fund seeks long-term capital growth, with current income as a secondary consideration. The Acquiring Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SSB Citi believes are undervalued in the market place. While SSB Citi selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Acquiring Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SSB Citi believes smaller companies offer more attractive value opportunities. The Acquiring Fund's primary objective is fundamental and may not be changed without the approval of the holders of a majority of the Acquiring Fund's outstanding shares. There is no guarantee that the Acquiring Fund will achieve its investment objective.

         The Acquiring Fund may also invest in securities, such as preferred stocks and convertible securities, that provide dividend or interest income. The Acquiring Fund may also invest up to 25% of its assets in securities of foreign issuers and may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies, options on these futures, forward currency contracts and interest rate or currency swaps for any of the following purposes:

         . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates;

         .   As a substitute for buying or selling securities; or

         .   To enhance return.

         The Acquiring Fund may also depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in money market and short-term debt securities.

         Selection Process. On behalf of the Acquiring Fund, SSB Citi employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SSB Citi uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SSB Citi looks for a positive catalyst in the company's near term outlook which SSB Citi believes will accelerate earnings or improve the value of the company's assets. SSB Citi also emphasizes companies in those sections of the economy which SSB Citi believes are undervalued relative to other sectors.

         When evaluating an individual stock, SSB Citi looks for:

         .    Low market valuations measured by SSB Citi's valuation models

         .    Positive changes in earnings prospects because of factors such as:

              .    New, improved or unique products and services

              .    New or rapidly expanding markets for the company's products

              .    New management

              . Changes in the economic, financial, regulatory or political environment particularly affecting the company

              .    Effective research, product development and marketing

              .    A business strategy not yet recognized by the market place

         Principal risks of investing in the Acquiring Fund. Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if:

         .    Stock prices decline generally

             . SSB Citi's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

             . An adverse event, such as negative press reports about a company in which the Acquiring Fund invests, depresses the value of the company's stock

             . The markets strongly favor growth stocks over stocks with value characteristics

             . Small or medium capitalization companies fall out of favor with investors

             Compared to funds that focus only on large capitalization companies, the Acquiring Fund's share price may be more volatile because the Acquiring Fund also invests a significant portion of its assets in small and medium capitalization companies.

             Compared to large companies, small and medium capitalization companies are more likely to have:

             .    More limited product lines

             .    Fewer capital resources

             .    More limited management depth

             Further, securities of small and medium capitalization companies are more likely to:

             .    Experience sharper swings in market values

             . Be harder to sell at times and at prices SSB Citi believes appropriate

             .    Offer greater potential for gains and losses

                  INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

             Principal Investment Strategies. The Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers in natural resources industries. The Fund invests primarily in equity securities of U.S. and foreign companies in natural resources industries. Natural resources include gold and other precious metals, base metals, minerals, water, timberland and forest products, agricultural commodities, oil, gas, coal and other energy resources. A natural resources company derives at least 50% of its revenue from:

             . Owning, producing or processing natural resources or leases or rights to natural resources

             . Exploring for, developing, transporting or distributing natural resources

             .    Providing services or supplies to a natural resources industry

             .    Developing energy efficient technologies

             . Upgrading or processing raw commodities into intermediate products

             Selection Process. The Fund invests in a broad range of natural resources industries that have the potential for long-term capital appreciation. SSB Citi considers the risks associated with investing in the countries where these industries are located.

         In allocating assets among these industries, SSB Citi considers:

         . The likely impact of expected economic development on industry demand

         .  Expected changes in industry supply relative to demand

         . The degree to which expected positive or negative industry developments are reflected in the market price of industry securities

         . Domestic or international political factors that may influence natural resource companies

         In selecting the securities of specific companies, SSB Citi looks for:

         .  Consistently high return on capital

         .  Growth in cash flow and earnings

         . A low stock price relative to private market valuation, or historical valuation measures

         . Experienced and effective management whose interests are aligned with those of shareholders

         .  Events that cause a security to be temporarily undervalued

The Fund may lend its securities to earn income for the Fund. The Fund may, but need not, use derivative contracts, such as futures and options on securities, securities, securities indices or currencies, options on these futures, forward currency contracts and interest rate or currency swaps for any of the following purposes:

         . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates;

         .   Settle transactions in securities quoted in foreign currencies; or

         .   As a substitute for buying or selling securities.

The Fund may engage in foreign currency transactions solely to manage its exposure to foreign securities.

The Fund may invest up to 35% of its assets in securities of U.S. and foreign issuers not engaged in natural resources industries, as well as in gold bullion and gold coins. The Fund may also invest in debt securities of U.S. and foreign corporate and governmental issuers rated as low as B by the major rating agencies or, if unrated, of comparable quality. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities.

Principal risks of investing in the Fund. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, because:

         . Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

         . Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the Fund's investments.

         . The natural resources industries can be significantly affected by events relating to international, political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations.

         . The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. The value of smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

         . The Fund's investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tend to go up and down more rapidly. As a result, the value of your investment in the Fund may rise or fall rapidly.

         . SSB Citi's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

         Sector Series, on behalf of the Fund, and the Acquiring Fund each retain SSB Citi pursuant to separate contracts, to manage the daily investment and business affairs of the Fund and the Acquiring Fund, respectively, subject to the policies established by their respective Board of Directors. All expenses of the Funds, including the investment advisory fees, are paid by each Fund. Shareholders pay no direct charges or fees for investment services.

         The Acquiring Fund. SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the Acquiring Fund's investment adviser and administrator. SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of June 30, 2000 in excess of $388 billion. SSB Citi and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

         Subject to the supervision and direction of the Acquiring Fund's Board of Directors, SSB Citi manages the Fund's portfolio in accordance with the Acquiring Fund's stated investment objective and policies, makes investment decisions for the Acquiring Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Acquiring Fund. Under an investment advisory agreement, the Acquiring Fund pays SSB Citi a fee, computed daily and paid monthly, at the annual rate of 0.55% of the value of its average daily net assets up to $1.5 billion, 0.50% of the value of its average daily net assets up to $2.0 billion, 0.49% of the value of its average daily net assets up to $2.5 billion, 0.46% of its average daily net assets up to $3 billion and 0.38% of its average daily net assets in excess of $3.5 billion. The fee is graduated so that increases in the Acquiring Fund' net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As administrator, SSB Citi oversees all aspects of the Acquiring Fund's administration and operation. For administration services rendered to the Acquiring Fund, the Acquiring Fund pays SSB Citi a fee, computed daily and paid monthly, at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets up to $2 billion, 0.16% of the value of its average daily net assets in excess of $2.5 billion, 0.14% of the value of its average daily net assets in excess of $3 billion and 0.12% of its average daily net assets in excess of $3.5 billion. For its management and administration services, SSB Citi received a fee during the Fund's last fiscal year equal to 0.75% of the Acquiring Fund's average daily net assets. The total investment management and administration fees incurred and paid by the Acquiring Fund for the year ended September 30, 1999 were $12,219,483.

         The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the period ended August 31, 2000 is set forth below under "Annual Fund
Operating Expenses." SSB Citi projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending September 30, 2001. The actual expense ratio for the Acquiring Fund for the year ending September 30, 2001 may be higher or lower than as set forth below, depending upon the Acquiring Fund' performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund shares (including redemptions by former shareholders of the Fund), and other factors.

         John G. Goode, Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SSB Citi, and a managing director of Salomon Smith Barney has been responsible for the day-to-day management of the Acquiring Fund since November 1990. Mr. Goode has 16 years of experience with SSB Citi or its predecessors. Mr. Goode's management discussion and analysis of the Acquiring Fund's performance during the fiscal year ended September 30, 1999 is included in the Fund's Annual Report to Shareholders dated September 30, 1999.

         The Fund. The Fund's investment manager is SSB Citi. SSB Citi selects the Fund's investments and oversees its operations. For its management services (investment advisory and administration), SSB Citi received a fee during the Fund's last fiscal year equal to 0.75% of the Fund's average daily net assets. The total investment management fees incurred and paid by the Fund for the year ended October 31, 1999 were $400,065.

         John G. Goode (described above) has been responsible for the day-to-day management of the Fund since November 1995.

         The expenses of the Fund and the Acquiring Fund for the fiscal year ended October 31, 1999 and the period ended August 31, 2000, respectively, and pro forma expenses following the proposed restructuring are outlined below.
As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.44% and 0.71% lower than those of the relevant class of the Fund.


                        ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Smith Barney Fundamental Value Fund Inc.                         Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases                       5.00%         None         1.00%           None
      (as a percentage of offering price)

    Maximum Deferred Sales Charge (load)
      (as a percentage of the lower of net asset value at
      purchase or redemption)                                     None*           5.00%        1.00%           None

Annual Fund Operating Expenses
    (as a percentage of average net assets)

    Management fees                                                 0.73%         0.73%        0.73%          0.73%

    12b-1 fees                                                      0.25          1.00         1.00            None

    Other expenses                                                  0.14          0.16         0.16           0.04
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.12%         1.89%        1.89%          0.77%
======================================================================================================================
Smith Barney Natural Resources Fund                                Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses

    Maximum sales charge imposed on purchases                       5.00%         None         1.00%           None
      (as a percentage of offering price)

    Maximum Deferred Sales Charge (load)
      (as a percentage of the lower of net asset value at
      purchase or redemption)                                     None*           5.00%        1.00%           None

Annual Fund Operating Expenses
    (as a percentage of average net assets)

    Management fees                                                 0.75%         0.75%        0.75%          0.75%

    12b-1 fees                                                      0.25          1.00         1.00            None

    Other expenses**                                                0.73          0.67         0.58           0.73
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.73%         2.42%        2.33%          1.48%
======================================================================================================================


Smith Barney Fundamental Value Fund Inc.                         Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
                                                                Pro Forma     Pro Forma     Pro Forma     Pro Forma
Smith Barney Fundamental Value Fund Inc. (Pro Forma)             Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases                       5.00%         None         1.00%           None
      (as a percentage of offering price)

    Maximum Deferred Sales Charge (load)
      (as a percentage of the lower of net asset value at
      purchase or redemption)                                     None*           5.00%        1.00%           None

Annual Fund Operating Expenses

    (as a percentage of average net assets)

    Management fees                                                 0.73%         0.73%        0.73%          0.73%

    12b-1 fees                                                      0.25          1.00         1.00            None

    Other expenses                                                  0.14          0.16         0.16           0.04
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.12%         1.89%        1.89%          0.77%
======================================================================================================================

* You may buy Class A Shares in amounts of $1 million or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%

** For Class Y Shares, "Other Expenses" have been estimated based on expenses incurred by Class A Shares because no Class Y Shares were outstanding for the year ended October 31, 1999.

         Example. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Smith Barney Fundamental Value Fund Inc.                          1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $10,000 investment, assuming
(1) 5.00% annual return and (2) redemption at the end of each time period:
    Class A...............................................         $608          $838          $1,086         $1,795

    Class B...............................................          692           894           1,121          2,019

    Class L...............................................          392           694           1,121          2,326



Smith Barney Fundamental Value Fund Inc.                          1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
    Class Y...............................................           79           246             428          954

An Investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

    Class A...............................................       $ 608           $838          $1,086       $1,795

    Class B...............................................         192            594           1,021        2,019

    Class L...............................................         292            694           1,121        2,326

    Class Y...............................................         79             246             428          954
----------------------------------------------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                               1 year       3 years       5 years       10 years
----------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $10,000 investment, assuming
(1) 5.00% annual return and (2) redemption at the end of each time period:

    Class A...............................................        $667          $1,018        $1,392        $2,439

    Class B...............................................         745           1,055         1,391         2,586

    Class L...............................................         434            820          1,333         2,739

    Class Y...............................................         151            468            808         1,768

An Investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

    Class A...............................................       $ 667         $1,018         $1,392         $2,439

    Class B...............................................         245           755           1,291          2,586

    Class L...............................................         334           820           1,333          2,739

    Class Y...............................................         151           468             808          1,768
----------------------------------------------------------------------------------------------------------------------


Smith Barney Fundamental Value Fund Inc.                         1 year       3 years       5 years       10 years*
----------------------------------------------------------------------------------------------------------------------
                                                                Pro Forma     Pro Forma     Pro Forma     Pro Forma
Smith Barney Fundamental Value Fund Inc. (Pro Forma)(unaudited)   1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $10,000 investment, assuming
(1) 5.00% annual return and (2) redemption at the end of each time period:

    Class A...............................................        $608         $838          $1,086         $1,795

    Class B...............................................         692          894           1,121          2,019

    Class L...............................................         392          694           1,121          2,326

    Class Y...............................................          79          246             428            954

An Investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

    Class A...............................................       $ 608         $838          $1,086         $1,795

    Class B...............................................         192          594           1,021          2,019

    Class L...............................................         292          694           1,121          2,326

    Class Y...............................................          79          246             428            954
----------------------------------------------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

This example assumes reinvestment of all dividends and distributions. These examples should not be considered representations of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

         As of June 5, 2000, Salomon Smith Barney distributes shares of each Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Salomon Smith Barney to take and pay for only such securities as may be sold to the public. Prior to that time, CFBDS, Inc. acted as distributor of each Fund's shares. Each Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which Salomon Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of each Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid a distribution fee with respect to Class B and Class L shares of each Fund at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares.

         Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the distribution and shareholder servicing arrangements applicable to each class of shares of the Funds.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

         The purchase, redemption and exchange procedures and privileges with respect to the Fund are substantially similar to those of the Acquiring Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

         Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

         If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains for the current taxable year through the Closing Date.

                               TAX CONSEQUENCES

         The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher, counsel to Sector Series and the Acquiring Fund, in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

         General. Although the Funds have similar investment objectives, the investment practices and limitations of each Fund (and the risks related thereto) are not identical. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated January 28, 2000, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Fund and the Acquiring Fund dated October __, 2000 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

         In addition to those already described above, the following summarizes the principal risk factors for the Funds. The Fund's investments may be subject to greater risk and market fluctuation than those of the Acquiring Fund which invests in securities representing a broader range of investment alternatives.

         Short-Term Investments. As noted above, in certain circumstances each Fund may invest in short-term corporate and government money market instruments, such as obligations of the U.S. government, its agencies and instrumentalities ("U.S. government securities"), high-quality commercial paper, bank certificates of deposit ("CDs"), time deposits ("TDs"), and bankers' acceptances, and may engage in repurchase agreement transactions with respect to such instruments.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the sate, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         Repurchase Agreements. Each Fund may enter into repurchase agreements with certain member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire securities for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those dealers and banks with which a Fund enters into repurchase agreements to evaluate potential risks.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SSB Citi to be of good standing and will not be made unless, in the judgment of SSB Citi, the consideration to be earned from such loans would justify the risk.

         Options, Futures and Currency Strategies. Although a Fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on SSB Citi's ability to predict movement in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of SSB Citi to predict correct movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

         Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although each Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or complete offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         Foreign Securities. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign securities, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by each Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Each Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foreign considerations apply to such investments as well.

         Securities of Developing Countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

         Preferred Stocks and Convertible Securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

         Warrants. Warrants acquired entitle a Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

         Lower-Rated Securities. Generally, lower-rated securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund, with a commensurate effect on the value of a Fund's shares.

While the market values of medium- and lower-rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and lower-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Fund to purchase and also may have the effect of limiting the ability of a Fund to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for some medium- and lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed income securities, including medium- and lower-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Funds. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

Securities which are rated Ba by Moody's Investors Service, Inc. or BB by Standard & Poor's Ratings Group have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small.

         Gold Futures Contracts and Related Options (applicable solely to the
Fund). The use of gold futures contracts as a hedging device involves several risks. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. There are several risks in connection with the use of gold futures contracts and related options as hedging devices. Successful use of gold futures contracts and related options by the Fund is subject to the ability of SSB Citi to predict correctly movements in the price of gold and other factors affecting markets for gold. These predictions involve skills and techniques that are different from those generally involved in the management of the Fund. In addition, there can be no assurance that there will be a correlation between movements in the price of gold futures contracts or an option on a gold futures contract and movements in the price of the hedged assets. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in the price of gold or the hedged securities.

Although the Fund intends to purchase gold futures contracts and related options only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts or options at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that gold futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of gold futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of maintenance margin, and an increase, if any, in the value of the portion of the portfolio being hedged may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the assets being hedged will, in fact, correlate with the price movements in a gold futures contract or an option thereon and thus provide an offset to losses on the futures contract or option.

If the Fund has hedged against the possibility of a change in the price of gold adversely affecting the value of its assets and prices move in a direction opposite to that which was anticipated, the Fund will probably lose part or all of the benefit of the increased value of the assets hedged because of offsetting losses in its futures positions. In addition, in such a situation, if the Fund has insufficient cash, it might have to sell assets to meet daily maintenance margin requirements at a time when it would be disadvantageous to do so. These sales of assets could, but will not necessarily, be at increased prices which reflect the change in the value of gold.

                            THE PROPOSED TRANSACTION

         Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of regular trading on the New York Stock Exchange, Inc. on the date of the Closing. The Acquiring Fund will assume all of the stated liabilities of the Fund. In connection with the Closing, the Fund will distribute the shares of the corresponding class of common stock of the Acquiring Fund received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will be terminated as a series of Sector Series.

         Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of trading on the Closing Date. Each Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Fund's sub-transfer agent for such shareholder. Some of the outstanding shares of the Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Fund shareholders similarly will be in uncertificated form.

         Until the Closing, shareholders of the Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

         The obligations of Sector Series, on behalf of the Fund, and the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan), notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring

Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

         SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization which expenses are estimated to be approximately $[INSERT]. Shareholders have no rights of appraisal.

                      REASONS FOR THE PROPOSED TRANSACTION

         Prior to a telephonic meeting of Sector Series' Board of Directors held on September 12, 2000, the Directors of the Fund, including a majority of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. These materials, and other matters of concern to the Directors, were discussed at the telephonic meeting held on September 12, 2000, at which time the Directors were assisted by independent counsel. For the reasons discussed below, the Board of Directors of Sector Series, including a majority of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

         The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a portfolio that is professionally managed by the same portfolio manager, but will provide them with an opportunity to participate in a Fund with a broader investment mandate and with lower total annual operating expenses. The Directors of the Fund believe that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

         Enhanced Flexibility with Respect to Portfolio Investments. As stated previously, the Reorganization is being proposed in an effort to provide shareholders of the Fund with exposure to a broader investment mandate than currently available to the Fund, while also providing shareholders of the Fund the benefit of a lower expense ratio. As discussed in detail herein, the total operating expenses of the Acquiring Fund are also currently (and are projected to be following the Closing of the Reorganization) lower than the corresponding fees and expenses incurred by the Fund.

         While past performance is not necessarily indicative of future results, the Acquiring Fund has generally produced better total returns than the Fund over the 5 and 10 year and since inception periods ended December 31, 1999.

         Lower Fees and Expenses. If the proposed transaction is approved, shareholders of the Fund will benefit from lower total fund expenses. Please refer to "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses" set forth above.

         As set forth above, as of their most recent fiscal year end, each class of shares of the Fund has higher gross operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.44% and 0.71% lower than those of the relevant class of the Fund. If the Reorganization is approved by shareholders of the Fund, the Acquiring Fund's net expense ratio for each class of its shares is estimated to remain unchanged for the year ending September 30, 2001.

         Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expense currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base.

         Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of shares of the Fund and current market conditions, the Directors and management of Sector Series believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with a broader investment mandate and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

         The Board of Directors of Sector Series, in recommending the proposed transaction, considered a number of factors, including the following:

         (1)      the lower total annual expense ratio of the Acquiring Fund;

         (2) the Funds have substantially similar investment objectives and the portfolio manager has managed the Fund with a broader focus than traditional sector funds which is reflected in the similarities of the current holdings of the Funds; the Reorganization will afford shareholders of the Fund with an opportunity to invest in a fund with a broader investment mandate;

         (3)      the tax-free nature of the Reorganization;

         (4) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests;

         (5) the level of costs and expenses to the Fund of the proposed Reorganization; and

         (6) a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

         Sector Series was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Precious Metals and Minerals Fund Inc., which was changed to Shearson Lehman Precious Metals and Minerals Fund Inc. on October 30, 1986. Since that time, as its sponsor has changed, the Fund's name has been changed to Smith Barney Precious Metals and Minerals Fund Inc. and Smith Barney Natural Resources Fund Inc. On November 29, 1999, the Board of Directors voted to amend the Fund's Charter to change its name to Smith Barney Sector Series Inc., with Smith Barney Natural Resources Fund, Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund each classified as a separate series of Sector Series. Smith Barney Global Biotechnology Fund, Smith Barney Global Technology Fund and Smith Barney Global Media and Telecommunications Fund are also separate series of Sector Series. Sector Series is registered with the SEC as a diversified, open-end management investment company. The Acquiring Fund was originally incorporated under the laws of the State of Washington on March 17, 1981, and is registered with the SEC as a diversified, open-end management investment company. On January 27, 1995, shareholders approved the reincorporation of the Acquiring Fund as a Maryland corporation, which subsequently occurred on May 24, 1995.

         Each Fund currently offers shares of common stock classified into four Classes, A, B, L and Y. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

         Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment management contract. Special meetings of shareholders of the Acquiring Fund will be called at the request in writing of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting of shareholders of the Acquiring Fund need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of shareholders of the Acquiring Fund held during the preceding 12 months. Special meetings of shareholders of Sector Series for the purpose of removing a Director will be called at the request in writing of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting, and for all other purposes at the request in writing of shareholders entitled to cast at least 25% of the votes entitled to be cast at the meeting.

         Shares of the Acquiring Fund issued to the shareholders of the Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

         The foregoing is only a summary of certain characteristics of the operations of Sector Series and the Acquiring Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of charter documents and state law governing each Fund for a more thorough description.

                         FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is conditioned upon the receipt by Sector Series, on behalf of the Fund, and the Acquiring Fund of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:
(i) the transfer to the Acquiring Fund of all of the assets of the Fund in exchange solely for shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund, followed by the distribution of such shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

         While neither Sector Series nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                      LIQUIDATION AND TERMINATION OF SERIES

         If the Reorganization is effected, the Fund will be liquidated and terminated as a series of Sector Series, and the Fund's outstanding shares will be cancelled.

                              PORTFOLIO SECURITIES

         If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SSB Citi will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                               PORTFOLIO TURNOVER

         The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the year ended September 30, 1999 was 43%. The portfolio turnover rate for the Fund for the year ended October 31, 1999 was 133%.

                         CAPITALIZATION AND PERFORMANCE

         Pro Forma Capitalization (Unaudited). The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Fund as of June 30, 2000 as adjusted giving effect to the Reorganization discussed herein:1

                                                                               Smith Barney
                                                        Smith Barney            Fundamental           Pro Forma
                                                      Natural Resources            Value                after
                                                            Fund                   Fund             Reorganization
                                                      -----------------       ---------------      ---------------
                                                                (In thousands, except per share values)
                                                                              (Unaudited)

Class A
Net Assets                                             $      18,404            $     950,667        $     969,071
Net asset value per share                              $       18.81            $       15.17        $       15.17
Shares outstanding                                               978                   62,649               63,862

Class B
Net Assets                                             $      17,737            $   1,202,831        $   1,220,568
Net asset value per share                              $       18.03            $       14.88        $       14.88
Shares outstanding                                               984                   80,834               82,026

Class L
Net Assets                                             $       2,834            $     186,089        $     188,923
Net asset value per share                              $       18.08            $       14.87        $       14.87
Shares outstanding                                               157                   12,512               12,703

Class Y
Net Assets                                             $           -            $      80,204        $      80,204
Net asset value per share                              $           -            $       15.26        $       15.26
Shares outstanding                                                 -                    5,256                5,256
------------------

1 Assumes the Reorganization had been consummated on June 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

         Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total returns of Class A Shares for the 1, 3, 5 and 10 year (or since inception) periods, as applicable, ending December 31, 1999 for each of the Fund and the Acquiring
Fund:


                                                            THE FUND                 THE ACQUIRING FUND
Average Annual Total Return:/1/
   1-year.....................................               29.13%                        24.29%
   5-year.....................................                1.10%                        20.49%
   10-year....................................                1.54%                        15.62%
   Since Inception............................                2.85%                        14.80%
   Inception Date.............................              11/24/86                      11/12/81

------------------

/1/ The average annual total returns for other classes of each Fund's shares would be similar to the returns of the Class A Shares of the relevant Fund, but would differ to the extent that the other class of shares had a higher or lower total annual expense ratio during the relevant periods.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         As noted above, additional information about Sector Series with respect to the Fund, the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

         Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

         Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

                          INTERESTS OF CERTAIN PERSONS

         SSB Citi and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

  THE BOARD MEMBERS OF SECTOR SERIES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

         General. The cost of preparing, printing and mailing the enclosed proxy card(s) and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SSB Citi. In addition to solicitation by mail, certain officers and representatives of Sector Series, officers and employees of SSB Citi and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telegram or personally.

         When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

         Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Sector Series, c/o Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

         Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Sector Series and/or the Fund.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/      Christina T. Sydor
         Christina T. Sydor
         Secretary

                                INDEX OF EXHIBITS

Exhibit A:        Form of Agreement and Plan of Reorganization

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _________, 2000, between Smith Barney Sector Series Inc. ("Sector Series"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its series, Smith Barney Natural Resources Fund (the "Acquired Fund"), and Smith Barney Fundamental Value Fund Inc. (the "Acquiring Fund"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013, and solely for purposes of Section 10.2 hereof, SSB Citi Fund Management LLC ("SSB Citi").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of the corresponding class of common stock($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         All representations, warranties, agreements or covenants made or undertaken by the Acquired Fund in this Agreement are actually made or undertaken by Sector Series on behalf of the Acquired Fund.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

     1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

     1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), Sector Series will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be December __, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of SSB Citi or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of assets.

     3.3. The Chase Manhattan Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets shall have been delivered in proper form to The Chase Manhattan Bank, N.A., custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Citi Fiduciary Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Sector Series, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) Sector Series is a corporation duly organized and validly existing under the laws of the State of Maryland with power under Sector Series' Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) Sector Series is registered with the Commission as an open-end management investment company under the 1940 Act and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Sector Series is not, and the execution, delivery and performance of this Agreement by Sector Series will not result, in violation of Maryland law or of Sector Series' Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended October 31, 1999, has been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of Sector Series, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Sector Series, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Fund represents and warrants to Sector Series, on behalf of the Acquired Fund, as follows:

          (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquiring Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of Maryland law or of the Acquiring Fund's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended September 30, 1999 has been audited by Deloitte & Touche LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired
     Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Sector Series on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

     5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and Sector Series, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. Sector Series, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than _______________, 2000 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

     5.4. Sector Series, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Sector Series, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and Sector Series, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. Sector Series, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the assumed liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. Sector Series, on behalf of the Acquired Fund, and the Acquiring Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Fund has been duly formed and is a validly existing Maryland corporation;

          (b) The Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act;

          (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Articles of Incorporation, as amended, or By-laws; and

          (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Fund, its Directors and its officers. Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquiring Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of Sector Series, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     7.2. Sector Series shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of Sector Series;

     7.3. Sector Series shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Sector Series with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) Sector Series has been duly formed and is a validly existing Maryland corporation;

          (b) Sector Series, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in Sector Series' registration statement under the 1940 Act;

          (c) the Agreement has been duly authorized, executed and delivered by Sector Series, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of Sector Series, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Sector Series' Articles of Incorporation, as amended, or By-laws; and

          (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Directors and its officers. Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

     7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Sector Series' Articles of Incorporation, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to Sector Series, on behalf of the Acquired Fund, and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of Sector Series, on behalf of the Acquired Fund, and the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the

Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

     10.1. The Acquiring Fund and Sector Series, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by SSB Citi. Any such expenses which are so borne by SSB Citi will be solely and directly related to the Reorganization.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Sector Series, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ____________, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Sector Series and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section
5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney Sector Series Inc., 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.:
Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                   SMITH BARNEY SECTOR SERIES INC.

                               on behalf of Smith Barney Natural Resources Fund

                          By: _____________________________________

                               Name:

                               Title:

Attest:                   SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

                          By: _____________________________________

                               Name:

                               Title:

Attest:                   SSB CITI FUND MANAGEMENT LLC

                          By: _____________________________________

                               Name:

                               Title:

THE PROSPECTUS, ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE ACQUIRING FUND DATED
   JANUARY 28, 2000, SEPTEMBER 30, 1999 AND MARCH 31, 2000, RESPECTIVELY, ARE
              INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS
                          THEREOF BY THE ACQUIRING FUND

                                     PART B

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                         RELATING TO THE ACQUISITION BY
                    SMITH BARNEY FUNDAMENTAL VALUE FUND, INC.
                             (THE "ACQUIRING FUND")

                                OF THE ASSETS OF
                SMITH BARNEY NATURAL RESOURCES FUND (THE "FUND"),
         A SERIES OF SMITH BARNEY SECTOR SERIES INC. ("SECTOR SERIES").

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 451-2010

                             Dated: October __, 2000

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Fund, a series of Sector Series, to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for the Acquiring Fund, dated January 28, 2000.

     2.   Statement of Additional Information for the Fund, dated February 14,
          2000.

     3. Annual Report of the Acquiring Fund for the year ended September 30, 1999 and the Semi-Annual Report for the six-month period ended March 31, 2000.

     4. Annual Report of the Fund for the year ended October 31, 1999, and the Semi-Annual Report for the six-month period ended April 30, 2000.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October __, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The Annual Report of the Acquiring Fund for the year ended September 30, 1999 and the Annual Report of the Fund for the year ended October 31, 1999, each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and, if applicable, any more recent semi-annual report) without charge, please call 1-800-451-2010.

                        PRO FORMA FINANCIAL STATEMENTS

     Because the net asset value of the Fund is less than 10% of the Acquiring Fund's net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

            THE ANNUAL REPORT, SEMI-ANNUAL REPORT AND PROSPECTUS AND
              STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING
                                   FUND DATED
                     SEPTEMBER 30, 1999, MARCH 31, 2000, AND
                         JANUARY 28, 2000, RESPECTIVELY,
                          ARE INCORPORATED BY REFERENCE
                           TO THE MOST RECENT FILINGS
                          THEREOF BY THE ACQUIRING FUND

           THE ANNUAL REPORT, SEMI-ANNUAL REPORT AND PROSPECTUS AND
                           STATEMENT OF ADDITIONAL
      INFORMATION OF THE FUND DATED OCTOBER 31, 1999, APRIL 30, 2000 AND
                                 FEBRUARY 14,
               2000, RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                     TO THE MOST RECENT FILINGS THEREOF BY
                        SMITH BARNEY SECTOR SERIES INC.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION -- The response to this item is incorporated by reference to section 9 of the Agreement and Plan of Reorganization and to the Registrant's Registration Statement on Form N-1A. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940, as amended. Other assureds include SSB Cite Fund Management LLC (Registrant's Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.

ITEM 16.  EXHIBITS

         1(a) Registrant's Articles of Incorporation are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         1(b) Registrant's Articles of Amendment are incorporated by reference to the Registration Statement on Form N-1A filed on February 1, 1996.

         1(c) Registrant's Articles of Amendment are incorporated by reference to the Registration Statement on Form N-1A filed on November 24, 1998.

         2 Registrant's By-Laws are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         3        Not Applicable.

         4 Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

         5(a) Registrant's form of stock certificate relating to Class A shares are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         5(b) Registrant's form of stock certificate relating to Class B shares are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         5(c) Registrant's form of stock certificate relating to Class C shares are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         5(d) Registrant's form of stock certificate relating to Class Y shares are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         6 Form of Investment Advisory Agreement is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         7        Not Applicable.

         8 Prototype Self-Employed Retirement Plan is incorporated by reference to the Registration Statement on Form N-1A filed November 29, 1987.

         9 Custodian Agreement with PNC Bank, National Association is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(a) Services and Distribution Plan is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(b) Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         10(c) Form of Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(d) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         10(e) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to the Registration Statement on Form N-1A filed February 1, 1996.

         10(f) Form of Distribution Agreement between Registrant and Salomon Smith Barney dated June 5, 2000 is filed herein.

         10(g) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         11 Opinion and Consent of Willkie Farr & Gallagher is filed herewith.

         12 Form of Opinion of Willkie Farr & Gallagher supporting the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

         13(a) Form of Transfer Agency Agreement is incorporated by reference to the Registration Statement on Form N-1A filed February 1, 1996.

         13(b) Form of Consent to Assignment is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         13(c) Form of Administration Agreement is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         14     Auditors' Consent is filed herewith.

         15     Not Applicable.

         16 Power of Attorney is incorporated by reference to the Registration Statement on Form N-1A filed on May 26, 1995.

         17(a)  Form of proxy card is filed herewith.

         17(b) Annual Report of Smith Barney Sector Series Inc., dated October 31, 1999, and Semi-Annual Report dated April 30, 2000, are incorporated herein by reference.

         17(c) Prospectus and Statement of Additional Information of Smith Barney Sector Series Inc., dated February 14, 2000, are incorporated herein by reference.

         17(d) Annual Report of Registrant, dated September 30, 1999, and Semi-Annual Report dated March 31, 2000, are incorporated herein by reference.

         17(e) Prospectus and Statement of Additional Information of Registrant, dated January 28, 2000, are incorporated herein by reference.

         17(f)  Code of Ethics filed herein.

         ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of September, 2000.

                                       SMITH BARNEY FUNDAMENTAL
                                       VALUE FUND INC.

                                       By:  /s/ Heath B. McLendon
                                            ---------------------------------
                                            Name:  Heath B. McLendon
                                            Title:  Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                           TITLE                              DATE
                   ---------                           -----                              ----

/s/Heath B. McLendon                           Chairman of the Board               September 18, 2000
----------------------------------
Heath B. McLendon                            (Chief Executive Officer)

/s/Lewis E. Daidone                          Senior Vice President and             September 18, 2000
----------------------------------        Treasurer (Chief Financial and
Lewis E. Daidone                                Accounting Officer)

/s/Lloyd J. Andrews*                                 Director                      September 18, 2000
----------------------------------
Lloyd J. Andrews

/s/Robert M. Frayn*                                  Director                      September 18, 2000
----------------------------------
Robert M. Frayn

/s/Leon P. Gardner*                                  Director                      September 18, 2000
----------------------------------
Leon P. Gardner

/s/David E. Maryatt*                                 Director                      September 18, 2000
----------------------------------
David E. Maryatt

/s/Frederick O. Paulsell*                            Director                      September 18, 2000
----------------------------------
Frederick O. Paulsell

/s/Jerry A. Viscione*                                Director                      September 18, 2000
----------------------------------
Jerry A. Viscione

/s/Julie W. Weston*                                  Director                      September 18, 2000
----------------------------------
Julie W. Weston


*By: /s/Heath B. McLendon
----------------------------------
     Heath B. McLendon

Attorney-in-fact pursuant to a power of attorney filed herewith.

     *Signed pursuant to power of attorney filed May 26, 1995, as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (Securities File No. 2-71469).

                                Exhibits Index

Exhibits Index
--------------
10(f)   Form of Distribution Agreement

(11)    Opinion and consent of Willkie Farr & Gallagher

(12) Form of Opinion of Willkie Farr & Gallagher supporting tax matters and consequences to shareholders

(14)    Auditor's Consent

(17)(a) Form of Proxy Card

17(f)   Code of Ethics